STATEMENT OF INVESTMENTS
BNY Mellon Research Growth Fund, Inc.

November 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.3%
Automobiles & Components - 2.1%
Tesla	41,508	[a]	47,516,698
Capital Goods - 6.8%
AMETEK	250,716		34,222,734
Howmet Aerospace	649,503		18,270,519
Ingersoll Rand	660,836		38,553,172
Rockwell Automation	74,190		24,942,678
Trane Technologies	230,664		43,053,436
			159,042,539
Commercial & Professional Services - 1.2%
Cintas	68,279		28,826,711
Consumer Durables & Apparel - 1.2%
Peloton Interactive, Cl. A	653,476	[a]	28,752,944
Consumer Services - 1.5%
Booking Holdings	16,756	[a]	35,218,599
Diversified Financials - 1.4%
Ameriprise Financial	112,118		32,469,373
Energy - 1.1%
EQT	1,355,432	[a]	26,336,044
Food & Staples Retailing - 1.1%
Sysco	371,389		26,012,086
Health Care Equipment & Services - 6.9%
DexCom	58,550	[a]	32,939,644
Edwards Lifesciences	228,210	[a]	24,489,215
Intuitive Surgical	117,960	[a]	38,259,146
Masimo	75,930	[a]	21,117,652
Teladoc Health	246,912	[a]	24,999,840
Zimmer Biomet Holdings	162,596		19,446,482
			161,251,979
Materials - 1.4%
Alcoa	704,012		32,757,678
Media & Entertainment - 13.7%
Alphabet, Cl. C	64,076	[a]	182,555,087
Match Group	134,311	[a]	17,459,087
Meta Platforms, Cl. A	182,600	[a]	59,246,396
Pinterest, Cl. A	461,666	[a]	18,494,340
Roku	77,109	[a]	17,550,779
Snap, Cl. A	488,492	[a]	23,257,104
			318,562,793

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 99.3% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.9%
AbbVie		334,476		38,558,393
Danaher		88,341		28,413,999
Eli Lilly & Co.		174,104		43,184,756
Horizon Therapeutics		282,080	[a]	29,268,621
Seagen		127,072	[a]	20,331,520
				159,757,289
Retailing - 8.0%
Amazon.com		48,749	[a]	170,966,155
Farfetch, Cl. A		434,710	[a]	14,958,371
				185,924,526
Semiconductors & Semiconductor Equipment - 10.6%
Applied Materials		283,511		41,729,984
Marvell Technology		391,721		27,878,784
NVIDIA		386,391		126,257,123
Qualcomm		287,511		51,912,986
				247,778,877
Software & Services - 24.9%
Ansys		70,649	[a]	27,657,671
CrowdStrike Holdings, CI. A		95,506	[a]	20,738,173
Datadog, Cl. A		169,436	[a]	30,208,744
HubSpot		52,261	[a]	42,169,924
Microsoft		645,166		213,285,428
PayPal Holdings		63,438	[a]	11,729,052
salesforce.com		187,281	[a]	53,367,594
Snowflake, Cl. A		73,773	[a]	25,093,886
Square, Cl. A		260,630	[a]	54,297,048
Twilio, Cl. A		145,940	[a]	41,760,731
Visa, Cl. A		228,922	[b]	44,358,216
Zoom Video Communications, CI. A		81,596	[a]	17,250,210
				581,916,677
Technology Hardware & Equipment - 9.6%
Apple		1,081,040		178,695,912
Zebra Technologies, Cl. A		76,401	[a]	44,983,381
				223,679,293
Transportation - .9%
Uber Technologies		572,673	[a]	21,761,574
Total Common Stocks (cost $1,213,623,730)				2,317,565,680
	1-Day Yield (%)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $21,698,569)	0.06	21,698,569	[c]	21,698,569

Total Investments (cost $1,235,322,299)	100.2%	2,339,264,249
Liabilities, Less Cash and Receivables	(.2%)	(3,812,594)
Net Assets	100.0%	2,335,451,655

a Non-income producing security.

b Security, or portion thereof, on loan. At November 30, 2021, the value of the fund’s securities on loan was $43,914,483 and the value of the collateral was $45,376,992, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Research Growth Fund, Inc.

November 30, 2021 (Unaudited)

The following is a summary of the inputs used as of November 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	2,317,565,680	-	-	2,317,565,680
Investment Companies	21,698,569	-	-	21,698,569

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At November 30, 2021, accumulated net unrealized appreciation on investments was $1,103,941,950, consisting of $1,182,823,365 gross unrealized appreciation and $78,881,415 gross unrealized depreciation.

At November 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.